Exhibit 10.39

FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (“Amendment”) is dated as of December 11, 2013, and is made by and among:

(a) Hospitalists Management of New Hampshire, Inc., a New Hampshire corporation qualified to do business in Massachusetts and Connecticut (“Buyer”);

(b) IPC Hospitalists of New England, P.C., a New Hampshire professional service corporation qualified to do business in Massachusetts and Connecticut (“PC Buyer”) (each of Buyer and PC Buyer an “Acquiror” and, together, “Acquirors”);

(c) Park Avenue Medical Associates LLC, a Connecticut limited liability company qualified to do business in Massachusetts and Vermont (“Seller”); and

(d) the individuals listed on Exhibit A of the Asset Purchase Agreement, dated October 23, 2013 (the “APA”) (each such individual an “Owner” and, collectively, “Owners”; Owners and Seller are referred to herein collectively as “Selling Group”).

Acquirors and Selling Group entered into the APA, under the terms of which Acquirors will purchase upon the Closing Date certain of the assets of Selling Group, including the Owners’ Personal Goodwill, in return for cash and other consideration. Acquirors and Selling Group now wish to amend the APA as set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the APA unless the context otherwise requires.

NOW THEREFORE, in consideration of the promises and respective covenants and agreements contained herein, the parties hereby agree, effective the date hereof, as follows:

1.	Each reference to “Park Avenue Medical Associates, LLC” is hereby deleted in its entirety and replaced with the following:

“Park Avenue Medical Associates LLC”

2.	The “Disclosure Schedules” are hereby deleted in their entirety and replaced with the “Amended and Restated Disclosure Schedules” attached hereto.

3.	This Amendment may be executed in any number of counterpart signature pages each of which shall be deemed to be an original and all of which together shall constitute one and the same original instrument. This Amendment and its counterparts may be executed and delivered by facsimile transmission with confirmation of received transmission or other electronic means that faithfully reproduces the original with same effect as if a manually signed original were personally delivered.

4.	This Amendment is hereby attached to and made part of the APA and subject to all provisions of the APA not in conflict with the provisions of this Amendment. In the event inconsistencies or ambiguities arise between this Amendment and the APA, this Amendment shall supersede and control. All other provisions not amended by this Amendment shall remain in full force and effect.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

PC BUYER:	IPC HOSPITALISTS OF NEW ENGLAND, P.C.

Address for Notice:
4605 Lankershim Blvd., Suite 617 North Hollywood, CA 91602 Attention: Chief Executive Officer FAX: 818-766-9781	Adam Singer, M.D. President

with a copy to (which shall not constitute notice): 4605 Lankershim Blvd., Suite 617 North Hollywood, CA 91602 Attention: Vice President of Legal Affairs FAX: 818-509-8186

(PC Buyer’s Signature Page to First Amendment to Asset Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

BUYER:	HOSPITALISTS MANAGEMENT OF NEW HAMPSHIRE, INC.

Address for Notice:
4605 Lankershim Blvd., Suite 617 North Hollywood, CA 91602 Attention: Chief Executive Officer FAX: 818-766-9781	Adam Singer, M.D. President

with a copy to (which shall not constitute notice): 4605 Lankershim Blvd., Suite 617 North Hollywood, CA 91602 Attention: Vice President of Legal Affairs FAX: 818-509-8186

(Buyer’s Signature Page to First Amendment to Asset Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

SELLER:	PARK AVENUE MEDICAL ASSOCIATES LLC

Address for Notice:
3 Barker Avenue	Mitchel Kaplan, M.D., President
White Plains, New York 10601

with a copy to
(which shall not constitute notice):

Garfunkel Wild, P.C.
111 Great Neck Road
Great Neck, New York 11021
Attention: Judith Eisen, Esq.
FAX: 516-466-5964

(Seller’s Signature Page to First Amendment to Asset Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

OWNERS:

Address for notice:
3 Barker Avenue White Plains, New York 10601	Mitchel Kaplan, M.D., as an individual
Address for notice:
3 Barker Avenue White Plains, New York 10601	Mitchell Wolfson, M.D., as an individual
Address for notice:
3 Barker Avenue White Plains, New York 10601	Daniel Sussman, M.D., as an individual
with a copy for all (which shall not constitute notice) to: Garfunkel Wild, P.C. 111 Great Neck Road Great Neck, New York 11021 Attention: Judith Eisen, Esq. FAX: 516-466-5964

(Owners’ Signature Page to First Amendment to Asset Purchase Agreement)

AMENDED AND RESTATED DISCLOSURE SCHEDULES

Attached.